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                                                                   EXHIBIT 10.12

                          TRUBION PHARMACEUTICALS, INC.

                         COMMON STOCK PURCHASE AGREEMENT

      This Common Stock Purchase Agreement (this "Agreement") is made as of December 19, 2005 by and between Trubion Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and Wyeth, a Delaware corporation (the "Purchaser").

                                    RECITALS

      A. The Purchaser and the Company are entering into a collaboration agreement of even date herewith (the "Collaboration Agreement");

      B. In connection with the Collaboration Agreement, Purchaser desires to purchase from the Company shares of its Common Stock (the "Common Stock"), concurrently with and conditioned upon the closing of the Company's initial public offering, upon the terms and conditions set forth herein;

      C. The Company and the Purchaser wish to set forth the terms and conditions upon which the Company will sell the Common Stock to the Purchaser; and

      D. Concurrent with the execution of this Agreement, the Company and Purchaser are entering into an amendment (the "Rights Agreement Amendment") to the Company's Amended and Restated Investor Rights Agreement (the "Rights Agreement") to provide Purchaser with certain rights and obligations thereunder upon the issuance of the Common Stock hereunder.

      NOW, THEREFORE, in consideration of the premises and mutual covenants and conditions contained herein, the Company and the Purchaser hereby agree as follows:

                                    ARTICLE I

                           PURCHASE AND SALE OF SHARES

      1.1 Purchase Price and Closing. Subject solely to the conditions set forth in Sections 1.2 - 1.5 and Article IV hereof, the Company will issue and sell to the Purchaser and, subject to the terms and conditions set forth in this Agreement, the Purchaser will purchase from the Company (the "Sale"), that number of shares of Common Stock (the "Shares") equal to the quotient obtained by dividing Twenty-Five Million Dollars ($25,000,000) (the "Investment Amount") by the per-share price to the public (the "IPO Price") of shares of Common Stock in the Company's first underwritten, firm commitment public offering (the "IPO") pursuant to an effective registration statement (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"). The per share price to Purchaser shall be the IPO Price. The purchase and sale will take place at a closing (the "Closing") to be held on the date, at the location and simultaneously with the closing of the IPO, subject to the satisfaction of all of the conditions to the Closing specified in Article IV herein. At the Closing the Company will issue and deliver a certificate evidencing the Shares to the Purchaser against payment of the full purchase price therefor by wire transfer of immediately available funds to an account designated by the Company.

      1.2 Maximum Share Number. Notwithstanding Section 1.1 above, in the event the number of Shares would otherwise constitute more than (i) nineteen and nine-tenths percent (19.9%) of the Actual Voting Power (as defined in Section 5.1(i)) or (ii) twenty percent (20%) of the number of shares issued in the IPO (including any shares covered by a related registration statement filed pursuant to Rule 462(b) of

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the Securities Act but excluding any shares issued or to be issued in an overallotment option), then in either case (i) or (ii) above the Investment Amount (and correspondingly the number of shares purchased by the Purchaser) shall be reduced by the minimum dollar amount and share amount necessary to avoid either such event.

      1.3 Restrictions on Transfer. Pursuant to the Rights Agreement Amendment, Purchaser agrees and acknowledges that the restrictions set forth in Sections
2.1 and 2.12 of the Rights Agreement shall apply to Purchaser and the Shares.

      1.4 HSR Act. Prior to the execution of the Collaboration Agreement and this Agreement, the parties made certain filings under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"). If either party concludes in good faith that additional filings or proceedings are necessary or desirable as a result of the transactions contemplated hereby either as a result of the signing of this Agreement or in connection with the Closing or otherwise, the parties agree to promptly file such additional notices, applications and documents that may be required under the HSR Act, or any other required foreign or domestic competition law (collectively, the "Competition Laws") and all applicable additional filings fees associated therewith shall be paid by the party required to so pay such additional filing fees under the applicable Competition Law(s). In connection therewith, the Company and Purchaser each shall use their commercially reasonable efforts to take such actions as may be required to cause the expiration or early termination of the notice periods under the Competition Laws as promptly as possible and to resolve such objections, if any, as may be asserted with respect to the transactions contemplated by this Agreement under the Competition Laws; provided, however, that notwithstanding the foregoing, neither party shall agree to any change or amendment to this Agreement unless such change or amendment is agreed by the other party in advance. Nothing in this Agreement shall require either party or any subsidiary or affiliate of either party to sell, hold separate, license or otherwise dispose of any assets or conduct its business in a specified manner, or agree or proffer to sell, hold separate, license or otherwise dispose of any assets or conduct its business in a specified manner, or permit or agree to the sale, holding separate, licensing or other disposition of any assets of either party or any subsidiary or affiliate of either party, whether as a condition to obtaining any approval from, or to avoid potential litigation or administrative action by, a governmental entity or any other person or for any other reason.

      1.5 Termination of Purchase Right and Obligation. Notwithstanding any provision of this Agreement to the contrary, Purchaser's right and obligation to purchase, and the Company's right and obligation to sell, the Shares shall terminate if the closing of the IPO has not occurred prior to the earliest to occur of the following:

            (a) The termination of the Collaboration Agreement; or

            (b) The Company (1) undergoes a Change of Control (as defined in
Section 5.1(iv));; provided, however, the following shall be deemed to not be a Change of Control for purposes of this Section 1.5(b): (i) a transaction effected exclusively for the purpose of changing the domicile of the Company, or
(ii) an equity financing in which the Company is the surviving corporation, or
(2) engages in a merger, consolidation, reorganization or similar transaction in which the surviving entity has a class of equity securities registered under
Section 12 of the Exchange Act (as defined below).

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                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company hereby represents and warrants to the Purchaser as follows:

      2.1 Corporate Action. The Company has all necessary corporate power and has taken all corporate action required to enter into and perform this Agreement and the Rights Agreement Amendment (collectively, the "Financing Documents"). The Financing Documents have been duly executed and delivered, and constitute valid, legal, binding and enforceable obligations of the Company, enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. The issuance, sale and delivery of the Shares in accordance with this Agreement have been duly authorized by all necessary corporate action on the part of the Company. The issuance of the Shares is not subject to preemptive rights or other preferential rights in any present stockholders of the Company that have not been waived and will not conflict with any provision of any agreement or instrument to which the Company is a party or by which it or its property is bound and to which the Company has not obtained appropriate waivers.

      2.2 No Conflict. The execution and delivery of this Agreement by the Company does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation, modification or acceleration of any obligation under
(i) any provision of the Certificate of Incorporation of the Company or Bylaws of the Company, (ii) any material mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, or license to which the Company or any of its properties or assets is subject or (iii) any judgment, order, decree, applicable to the Company or its properties or assets. To the Company's knowledge as of the date hereof, no provision of any applicable law, rule or regulation and no judgment, order, decree or injunction applicable to the Company or its properties or assets shall prohibit the consummation of the Closing nor shall the Closing result in any violation of any such law, rule, regulation, judgment, order, decree or injunction.

      2.3 Status of Shares. The Shares, when issued and delivered in accordance with the terms hereof and after payment of the purchase price therefor, will be duly authorized, validly issued, fully-paid and non-assessable, issued in compliance with applicable state and federal securities laws (subject, in part, to the representations and warranties of Purchase in Article III hereof) and free of restrictions on transfer other than restrictions on transfer under the Financing Documents and applicable state and federal securities laws.

      2.4 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business.

      2.5. Collaboration Agreement. The Collaboration Agreement has been duly authorized, executed, and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

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      2.6 Final Prospectus and Registration Statement. The Company,
acknowledging that the Purchaser will be relying on the accuracy and completeness of the Company's disclosure in connection with the IPO, warrants to the Purchaser that the Prospectus (as defined below) used in connection with the Company's IPO will comply, at the time of filing or use, with the requirements of the Securities Act, and the Prospectus filed or used in connection with the IPO will not, at such time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; the Registration Statement, when it becomes effective, will comply, in all material respects, with the requirements of the Securities Act; and the Registration Statement will not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein; provided, however, that the Company makes no warranty with respect to any statement contained in the Registration Statement or a prospectus in reliance upon and in conformity with information concerning the Purchaser that is furnished by the Purchaser expressly for use therein. "Prospectus" means the final prospectus (as such term is defined in Section 2(a)(10) of the Securities Act) as first filed with the SEC pursuant to paragraph (1) or (4) of Rule 424(b) of the Securities Act.


                                   ARTICLE III

            REPRESENTATIONS AND WARRANTIES AND COVENANTS BY PURCHASER

      The Purchaser represents and warrants and covenants to the Company that:

      3.1 Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933, as amended.

      3.2 Purchaser will acquire the Shares for its own account, for the purpose of investment and not with a view to distribution or resale thereof.

      3.3 Purchaser has all necessary corporate power and has taken all corporate action required to enter into and perform the Financing Documents. The Financing Documents have been duly executed and delivered, and constitute valid, legal, binding and enforceable obligations of Purchaser, enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

      3.4 Purchaser has taken no action which would give rise to any claim against the Company by any other person for any brokerage commissions, finders' fees or the like relating to this Agreement or the transactions contemplated hereby.

      3.5 Purchaser has had the opportunity to ask questions of and receive answers from representatives of the Company concerning the terms of the offering of the Shares and to obtain additional information concerning the Company and its business.

      3.6 The acquisition by the Purchaser of the Shares shall constitute a confirmation of these representations and warranties made by the Purchaser as of the Closing. Purchaser understands that the Shares are "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon an exemption for non-public offerings. The Purchaser further represents that it understands and agrees that, until registered under the Securities Act or transferred pursuant to the provisions of Rule 144 as promulgated by the Commission, all certificates evidencing any of the Shares,

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whether upon initial issuance or upon any transfer thereof, shall be subject to the transfer restrictions and bear the legends set forth in Section 2.1 of the Rights Agreement.

      3.7 To the Purchaser's knowledge as of the date hereof, no provision of any applicable law, rule or regulation and no judgment, order, decree or injunction applicable to the Purchaser or its properties or assets shall prohibit the consummation of the Closing nor shall the Closing result in any violation of any such law, rule, regulation, judgment, order, decree or injunction.

                                   ARTICLE IV

                              CONDITIONS TO CLOSING

      4.1 Conditions of the Purchaser's Obligation. The obligation of the Purchaser to purchase and pay for the Shares at the Closing is subject to the satisfaction of the following conditions:

            (a) Documentation at Closing. The Purchaser shall have received prior to or at the Closing all of the following documents or instruments, or evidence of completion thereof, each in form and substance satisfactory to the
Purchaser:

                  (i) A copy of the Certificate of Incorporation of the Company, certified by the Secretary of State of the State of Delaware, a copy of the resolutions of the Board of Directors of the Company evidencing the approval of this Agreement, the issuance of the Shares and the other matters contemplated hereby, and a copy of the Bylaws of the Company, all of which shall have been certified by the Secretary of the Company to be true, complete and correct in every particular, and certified copies of all documents evidencing other necessary corporate or other action and governmental approvals, if any, with respect to this Agreement and the Shares.

                  (ii) A customary opinion of counsel to the Company covering the matters set forth in Exhibit A hereto.

                  (iii) A certificate of the Secretary of the Company which shall certify the names of the officers of the Company authorized to sign this Agreement, the certificate for the Shares and the other documents, instruments or certificates to be delivered pursuant to this Agreement by the Company or any of its officers, together with the true signatures of such officers.

                  (iv) A certificate of the President of the Company stating (A) that the representations and warranties made by the Company in this Agreement are true and correct in all material respects at the date hereof and as of the Closing with the same force and effect as though all such representations and warranties had been made as of the Closing, and (B) that all covenants and conditions required to be performed prior to or at the Closing have been performed as of the Closing.

                  (v) A Certificate of Good Standing for the Company from the Secretary of State of the State of Delaware, dated as of a recent date.

            (b) Performance. The Company shall have performed and complied with in all material respects all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

            (c) Consents, Waivers, Etc. The Company shall have obtained all consents or waivers, if any, necessary to execute and deliver this Agreement, issue the Shares and to carry out the transactions contemplated hereby and thereby and the waiting period applicable to this Agreement and the



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Collaboration Agreement under the HSR Act (or any other applicable Competition
Laws) shall have expired or terminated early. All corporate and other action and governmental filings necessary to effect the terms of this Agreement, the issuance of the Shares and other agreements and instruments executed and delivered by the Company in connection herewith shall have been made or taken, except for any post-sale filing that may be required under federal or state securities laws.

            (d) Rights Agreement Amendment. The Rights Agreement Amendment shall have been executed by the Company and by the holders of the requisite majority of Registrable Securities (as such term is defined in the Rights Agreement); provided, however, the parties acknowledge that subsequent to the date hereof the Rights Agreement may be further amended in accordance with its terms; provided, further, however, Purchaser shall be required to consent to such amendment or be provided substantially equivalent rights in such amendment or another written agreement with the Company.

            (e) Collaboration Agreement. The Collaboration Agreement shall have been duly authorized, executed, and delivered by the Company and constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. The Purchaser shall not have the right to terminate the Collaboration Agreement for cause pursuant to Section 9.5 thereof (provided, however, if Purchaser's right to so terminate the Collaboration Agreement for cause is solely dependent on the lapsing on any applicable "cure" period pursuant to Section 9.5 thereof, solely for purposes of this Section 4.1(e), Purchaser shall be deemed to have the right to terminate the Collaboration Agreement for cause notwithstanding the failure of any such cure period to have lapsed); and the Company shall not have given notice to the Purchaser of its intent to terminate the Collaboration Agreement.

            (f) Representations and Warranties. The representations and warranties made by the Company in this Agreement shall have been true and correct in all material respects at the date hereof and as of the Closing with the same force and effect as though all such representations and warranties had been made as of the Closing.

            (g) No Injunctions. No provision of any applicable law, rule or regulation and no judgment, order, decree or injunction shall prohibit the consummation of the Closing.

            (h) Listing. The shares of Common Stock sold in the IPO shall be listed on the New York Stock Exchange ("NYSE") or traded on the Nasdaq National Market.

            (i) Closing of IPO. The Closing hereunder shall be concurrent with the closing of the IPO.

      4.2 Conditions of the Company's Obligation. The obligation of the Company to sell the Shares at the Closing is subject to the satisfaction of the following conditions:

            (a) Performance. The Purchaser shall have performed and complied with in all material respects all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

            (b) Consents, Waivers, Etc. Any waiting period applicable to this Agreement and the Collaboration Agreement under the HSR Act (or any other applicable Competition Laws) shall have expired or terminated early.

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            (c) Rights Agreement Amendment. The Rights Agreement Amendment shall have been executed by the Purchaser.

            (d) Collaboration Agreement. The Collaboration Agreement shall have been duly authorized, executed and delivered by the Purchaser and constitute a valid and binding obligation of the Purchaser, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The Company shall not have the right to terminate the Collaboration Agreement for cause pursuant to Section 9.5 thereof (provided, however, if the Company's right to so terminate the Collaboration Agreement for cause is solely dependent on the lapsing on any applicable "cure" period pursuant to Section 9.5 thereof, solely for purposes of this Section 4.2(d), the Company shall be deemed to have the right to terminate the Collaboration Agreement for cause notwithstanding the failure of any such cure period to have lapsed; and the Purchaser shall not have given notice to the Company of its intent to terminate the Collaboration Agreement.

            (e) Representations and Warranties. The representations and warranties made by the Purchaser in this Agreement shall have been true and correct in all material respects at the date hereof and as of the Closing with the same force and effect as though all such representations and warranties had been made as of the Closing.

            (f) No Injunctions; Applicable Law. No provision of any applicable law, rule or regulation and no judgment, order, decree or injunction shall prohibit the consummation of the Closing nor shall the Closing result in any violation of any such law, rule, regulation, judgment, order, decree or injunction.

            (g) Listing. The shares of Common Stock sold in the IPO shall be listed on the NYSE or traded on the Nasdaq National Market.

            (h) Closing of IPO. The Closing hereunder shall be concurrent with the closing of the IPO.

            (i) Securities Regulations. The sale of the Shares to Purchaser shall not be prohibited under state and federal securities laws and regulations.

                                    ARTICLE V

                              STANDSTILL AGREEMENT

      5.1. Definitions. For the purposes of this Agreement, the following words and phrases shall have the following meanings:

            (i) "Actual Voting Power" means, as of the date of determination, the total number of votes attaching to the outstanding securities entitled to vote for the election of directors of the Company.

            (ii) "Affiliate" shall have the meaning given it in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            (iii) "Beneficial Ownership" "Beneficial Owner" and "Beneficially Own" shall have the meanings described to those terms in Rule 13d-1 under the Exchange Act.

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            (iv) "Change of Control" means (1) the acquisition by a Third Party of more than 50% of the Company's then outstanding Voting Securities or (2) the consummation of a merger, acquisition, consolidation or reorganization or series of such related transactions involving the Company, unless immediately after such transaction or transactions, the Beneficial Owners of the Company immediately prior to the first such transaction shall Beneficially Own at least 50% of the outstanding Voting Securities of the Company (or, if the Company would not be the surviving company in such merger, consolidation or reorganization, the Voting Securities of the surviving corporation issued in such transaction or transactions in respect of Voting Securities of the Company shall represent at least 50% of the Voting Securities of such surviving company).

            (v) "Investor Group" means Purchaser and any member of a 13D Group to which the Purchaser belongs.

            (vi) "Person" means an individual, corporation, partnership, association, trust, unincorporated organization or other entity

            (vii) "13D Group" means any group of persons formed for the purpose of acquiring, holding, voting or disposing of Voting Securities which would be required under the Exchange Act and the rules and regulations promulgated thereunder, to file a statement on Schedule 13D with the Securities and Exchange Commission as a "person" within the meaning of Section 13(d)(3) of the Exchange Act if such group beneficially owned sufficient securities to require such a filing under the Exchange Act.

            (viii) "Standstill Period" shall mean the period beginning on the Closing of the IPO and ending on the date that is one year following the Closing of the IPO.

            (ix) "Threshold Percentage" means the percentage of Actual Voting Power owned by the Purchaser immediately following the closing of the IPO and the sale of Shares hereunder, which in no case shall exceed nineteen and nine-tenths percent (19.9%) of Actual Voting Power.

            (x) "Third Party" means any Person or two or more Persons acting in concert, other than the Purchaser and its Affiliates or the Company and its Affiliates.

            (xii) "Voting Security" means, as of the date of determination, the Common Stock of the Company, any other security generally entitled to vote for the election of directors and any outstanding convertible securities, options, warrants or other rights which are convertible into or exchangeable or exercisable for securities entitled to vote for the election of directors.

      5.2. Standstill Obligations.

            (a) Limitation. At any time during the Standstill Period, except with the prior written consent of the Company's Board of Directors, no member of the Investor Group shall, directly or indirectly:

            (i) acquire any Voting Securities (except by way of stock splits, stock dividends or other distributions) if the effect of such acquisition or exercise would be to increase the percentage interest of the Investor Group in the Actual Voting Power to more than the Threshold Percentage; or

            (ii) publicly propose (on behalf of itself or to or with a Third Party) any merger, business combination, restructuring, recapitalization or similar transaction involving the Company or its subsidiaries or the purchase, sale or other disposition outside the ordinary course of business of any material portion of the assets of the Company or any of its subsidiaries.

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            (b) Repurchases. Notwithstanding Section 5.2(a), no member of the
Investor Group shall be obligated to dispose of any Voting Securities if the aggregate percentage ownership of the Investor Group is increased as a result of a repurchase of Voting Securities by the Company.

            (c) Participation. Except with the prior written consent of the Company's Board of Directors, during the Standstill Period the Investor Group will not:

                  (i) solicit proxies (or powers of attorney or similar rights to vote) in respect of any Voting Securities;

                  (ii) become a "participant" or "participant in a solicitation", as those terms are defined in Regulation 14A of the General Rules and Regulations promulgated pursuant to the Exchange Act, in opposition to a solicitation by the Company; provided, however, that the Investor Group shall not be deemed to be a "participant" or to have become engaged in a solicitation hereunder solely by reason of the Company's solicitation of proxies in connection with any meeting of the stockholders of the Company;

                  (iii) seek to advise or intentionally influence any person or entity with respect to the voting of Voting Securities in connection with any such solicitation, in opposition to the recommendation of a majority of the Board of Directors with respect to any matter relating to a Change of Control;

                  (iv) initiate, propose or otherwise solicit stockholders for the approval of any stockholder proposal (as described in Rule 14a-8 under the Exchange Act or otherwise) with respect to the Company that is opposed by the Board of Directors;

                  (v) form or join any 13D Group for the purpose of voting, purchasing or disposing of Voting Securities or the acquisition of all or substantially all of assets of the Company;

                  (vi) deposit any Voting Securities in a voting trust or subject them to a voting agreement or other arrangement of similar effect, except in order to comply with Competition Laws or other legal requirements;

                  (vii) otherwise act, alone or in concert with others, in a manner designed or having the deliberate effect of circumventing the restrictions otherwise imposed hereunder, publicly announce any intention, plan or arrangement inconsistent with the foregoing or finance or agree to finance any other person in connection with any of the activities prohibited by this Agreement; or

                  (viii) publicly request, propose or otherwise seek any amendment or waiver of the provisions of this Article 5.

      5.3 Exceptions. The limitations provided in Section 5.2 shall immediately terminate upon the occurrence of any of the following events:

            (a) the commencement by any Person (other than a member of the Investor Group or an Affiliate thereof) of a bona fide tender or exchange offer seeking to acquire Beneficial Ownership of fifty percent (50%) or more of the outstanding shares of Voting Securities of the Company;

            (b) the execution of an agreement by the Company and any Person which, if consummated, would result in either (i) a Change of Control of the Company or (ii) the sale of all or substantially all of the Company's assets; or

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            (c) the adoption by the Company of a plan of liquidation or dissolution with respect to the Company.

      5.4 Exclusion. No action or actions taken by the Purchaser pursuant to the terms of the Collaboration Agreement or in connection with exercising or enforcing its rights thereunder shall be deemed to violate the restrictions in
Section 5.2.

                                   ARTICLE VI

                                  MISCELLANEOUS

      6.1 No Waiver. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. None of the terms, covenants and conditions of this Agreement can be waived except by the written consent of the party waiving compliance.

      6.2 Publicity. The parties may, subject to compliance with the Securities Act, issue a joint press release announcing this Agreement and the transactions contemplated hereby following execution of this Agreement. Any proposed announcement, press release or other public disclosure concerning this Agreement and/or any of the transactions or relationships contemplated hereby shall be mutually approved by both parties (which approval shall not be unreasonably withheld); provided, however, that the restrictions contained in this Section
6.2 do not apply to disclosures required by law, the rules of the NYSE, the NASD or under U.S. generally accepted accounting principles. The Purchaser agrees and acknowledges that this Agreement and the transactions contemplated hereby shall be disclosed in, and filed as an exhibit to, the Registration Statement.

      6.3 Amendments, Waivers and Consents. Any provision in this Agreement to the contrary notwithstanding, and except as hereinafter provided, changes in or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if the party requesting such change, addition, omission or waiver shall obtain consent thereto in writing from the other party. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Any such amendment or waiver or consent effected in accordance with this
Section 6.3 shall be binding upon the parties and their respective successors and assigns.

      6.4 Addresses for Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or seventy-two (72) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below, or as subsequently modified by written notice.

      If to the Company:

             Trubion Pharmaceuticals, Inc.
             2401 Fourth Avenue, Suite 1050
             Seattle, WA  98121
             Attn:  Chief Executive Officer and General Counsel
             Facsimile Number:  (206) 838-0503

      If to the Purchaser:

             Wyeth Pharmaceuticals
             500 Arcola Road
             Collegeville, Pennsylvania  19426
             Attn: Senior Vice President, Corporate Business Development
             Fax:  (484) 865-6476

             with a copy to:

             Wyeth
             5 Giralda Farms
             Madison, NJ  07940
             Attn:  Executive Vice President and General Counsel
             Facsimile:  (973) 660-7156

      6.5 Binding Effect; Assignment. This Agreement may not be assigned by either party without the prior written consent of the other; provided, however, that the Purchaser may assign its rights and delegate its duties hereunder to an Affiliate without the prior written consent of the Company; provided, however, Purchaser shall remain subject to Section 5 hereof regardless of any such assignment; and provided further that if the Company undergoes a Change of Control in which (a) the Company is not the surviving entity and (b) this Agreement does not terminate pursuant to Section 1.5(b) in connection with such Change of Control, the surviving entity and the Purchaser shall enter into a replacement agreement with substantially the same terms as this Agreement. Subject to the foregoing, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

      6.6 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement between the parties and supersede any prior understandings or agreements concerning the subject matter hereof.

      6.7 Specific Performance. The parties acknowledge and agree that irreparable damage would occur in the event any of the provisions of Article V of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of Article V of this Agreement and to enforce specifically the terms and provisions of such Article in any court of the United States or any state thereof having jurisdiction, in addition to any other remedy to which they may be entitled in law or in equity.

      6.8 Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement; but this Agreement, shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

      6.9 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware without reference to Delaware conflicts of law provisions.

      6.10 Headings. Article, Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

      6.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the party actually executing the counterpart, and all of which together shall constitute one instrument.

                            [Signature page follows.]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                   TRUBION PHARMACEUTICALS, INC.

                                   By:      /s/ Peter A. Thompson
                                   Name:    Peter A. Thompson
                                   Title:   President & Chief Executive Officer

                                   WYETH

                                   By:      /s/ William M. Haskel
                                   Name:    William M. Haskel
                                   Title:   Vice President



                 SIGNATURE PAGE TO TRUBION PHARMACEUTICALS, INC.
                         COMMON STOCK PURCHASE AGREEMENT

                                                                       EXHIBIT A

                    MATTERS TO BE COVERED BY COMPANY COUNSEL

      1. The Company is a corporation validly existing under Delaware law and in good standing with the Secretary of the State of Delaware and has the corporate power to execute and deliver the Agreement and to perform its obligations thereunder.

      2. The Company has duly authorized, executed and delivered the Agreement, and the Agreement constitutes the Company's valid and binding agreement enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by general equitable principles.

      3. No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the execution, delivery and performance of the Agreement by the Company or in connection with the taking by the Company of any action contemplated thereby, other than as indicated in the Agreement or such as have been obtained and made and such as may be required under federal and state securities laws.

      4. The execution, delivery and performance of the Agreement by the Company, and the consummation by the Company of the transactions contemplated therein do not and will not (a) violate the Certificate of Incorporation or By-Laws of the Company, (b) materially violate any judgment, ruling, decree or order known to such counsel, (c) materially violate any statute or regulation applicable to the business or properties of the Company, or (d) result in a material breach or violation of any of the terms or provisions of, or constitute a default or result in the acceleration of any obligation under any material contract to which the Company is a party or bound.

      5. The Shares delivered on the date hereof have been duly authorized and validly issued and are fully paid and non-assessable shares of the Company.


                SIGNATURE PAGE TO TRUBION PHARMACEUTICALS, INC.
                        COMMON STOCK PURCHASE AGREEMENT